American Century Investments®
Quarterly Portfolio Holdings
Avantis®Credit ETF (AVGB)
May 31, 2025

Avantis Credit ETF - Schedule of Investments
MAY 31, 2025 (UNAUDITED)

		Principal Amount ($)/Shares	Value ($)
CORPORATE BONDS — 93.5%
Aerospace and Defense — 1.1%
General Electric Co., 6.75%, 3/15/32		100,000	111,674
Automobiles — 3.0%
American Honda Finance Corp., 4.80%, 3/5/30		100,000	100,178
BMW U.S. Capital LLC, 3.375%, 2/2/34	EUR	90,000	101,461
Toyota Motor Credit Corp., 5.10%, 3/21/31		100,000	101,736
			303,375
Banks — 15.1%
Bank of Montreal, 2.65%, 3/8/27		150,000	145,646
Bank of Montreal, 4.42%, 7/17/29	CAD	100,000	75,259
BNP Paribas SA, 1.25%, 7/13/31	GBP	100,000	107,412
BPCE SA, 4.375%, 7/13/28	EUR	100,000	119,307
Canadian Imperial Bank of Commerce, 3.45%, 4/7/27		150,000	147,444
Credit Agricole SA, VRN, 3.125%, 1/26/29	EUR	100,000	115,322
HSBC Holdings PLC, VRN, 3.02%, 6/15/27	EUR	100,000	114,729
ING Bank NV, 4.125%, 10/2/26	EUR	100,000	116,997
Lloyds Banking Group PLC, VRN, 3.875%, 5/14/32	EUR	100,000	116,770
Royal Bank of Canada, 5.15%, 2/1/34		100,000	100,984
Sumitomo Mitsui Financial Group, Inc., 3.45%, 1/11/27		150,000	147,826
Toronto-Dominion Bank, 5.30%, 1/30/32		100,000	101,443
UniCredit SpA, 4.00%, 3/5/34	EUR	100,000	118,056
			1,527,195
Beverages — 1.1%
Coca-Cola Co., 3.45%, 3/25/30		110,000	106,415
Biotechnology — 2.0%
AbbVie, Inc., 4.95%, 3/15/31		100,000	101,670
Amgen, Inc., 5.25%, 3/2/33		100,000	100,953
			202,623
Broadline Retail — 1.0%
eBay, Inc., 1.40%, 5/10/26		100,000	97,118
Capital Markets — 6.4%
Charles Schwab Corp., 3.30%, 4/1/27		150,000	147,466
Goldman Sachs Group, Inc., VRN, 3.50%, 1/23/33	EUR	90,000	102,748
Intercontinental Exchange, Inc., 3.625%, 9/1/28		150,000	146,406
Jefferies Financial Group, Inc., 6.20%, 4/14/34		50,000	51,074
Morgan Stanley, VRN, 0.50%, 2/7/31	EUR	100,000	101,216
Nasdaq, Inc., 5.55%, 2/15/34		100,000	102,680
			651,590
Chemicals — 1.1%
BASF SE, 3.125%, 6/29/28	EUR	100,000	116,129
Commercial Services and Supplies — 0.9%
Waste Management, Inc., 1.15%, 3/15/28		100,000	92,107
Communications Equipment — 1.0%
Cisco Systems, Inc., 5.05%, 2/26/34		100,000	100,803
Construction and Engineering — 1.1%
Bouygues SA, 1.125%, 7/24/28	EUR	100,000	108,999
Consumer Finance — 1.4%
Andrew W Mellon Foundation, 0.95%, 8/1/27		150,000	139,857

Diversified REITs — 5.0%
Boston Properties LP, 4.50%, 12/1/28		100,000	98,601
Mid-America Apartments LP, 1.10%, 9/15/26		110,000	105,415
Prologis LP, 5.00%, 3/15/34		100,000	98,564
Simon Property Group LP, 4.75%, 9/26/34		110,000	105,155
Ventas Realty LP, 4.00%, 3/1/28		100,000	98,433
			506,168
Diversified Telecommunication Services — 1.7%
Bell Telephone Co. of Canada or Bell Canada, 4.55%, 2/9/30	CAD	140,000	105,487
British Telecommunications PLC, 5.75%, 12/7/28	GBP	50,000	70,090
			175,577
Electric Utilities — 2.1%
Enel Finance International NV, 3.875%, 3/9/29	EUR	100,000	118,631
Southern Co., 3.70%, 4/30/30		100,000	95,729
			214,360
Electrical Equipment — 0.9%
Emerson Electric Co., 1.80%, 10/15/27		100,000	94,763
Financial Services — 3.2%
Berkshire Hathaway, Inc., 1.125%, 3/16/27	EUR	100,000	111,165
Global Payments, Inc., 2.90%, 5/15/30		110,000	99,716
Nykredit Realkredit AS, 4.00%, 7/17/28	EUR	100,000	117,850
			328,731
Food Products — 4.0%
Conagra Brands, Inc., 5.30%, 10/1/26		100,000	100,787
Hershey Co., 4.95%, 2/24/32		100,000	101,336
Kraft Heinz Foods Co., 3.75%, 4/1/30		110,000	105,357
Mars, Inc., 4.55%, 4/20/28(1)		100,000	100,632
			408,112
Health Care Equipment and Supplies — 1.1%
Medtronic Global Holdings SCA, 3.00%, 10/15/28	EUR	100,000	115,335
Health Care Providers and Services — 4.9%
Elevance Health, Inc., 4.75%, 2/15/30		100,000	100,502
HCA, Inc., 5.25%, 6/15/26		100,000	100,117
Humana, Inc., 5.375%, 4/15/31		100,000	100,678
UnitedHealth Group, Inc., 4.90%, 4/15/31		100,000	100,245
Universal Health Services, Inc., 4.625%, 10/15/29		100,000	98,028
			499,570
Household Durables — 1.0%
Lennar Corp., 5.25%, 6/1/26		100,000	100,220
Industrial Conglomerates — 1.1%
Siemens Financieringsmaatschappij NV, 3.00%, 11/22/28	EUR	100,000	116,264
Insurance — 3.1%
Athene Global Funding, 5.58%, 1/9/29(1)		100,000	102,122
Chubb INA Holdings LLC, 4.65%, 8/15/29		100,000	101,040
Fairfax Financial Holdings Ltd., 3.95%, 3/3/31	CAD	150,000	109,110
			312,272
Machinery — 2.0%
Caterpillar Financial Services Corp., 4.40%, 10/15/27		100,000	100,373
Caterpillar Financial Services Corp., 4.70%, 11/15/29		100,000	101,379
			201,752
Metals and Mining — 1.0%
Freeport-McMoRan, Inc., 4.625%, 8/1/30		100,000	98,245
Multi-Utilities — 1.1%
Engie SA, 1.375%, 2/28/29	EUR	100,000	108,627

Oil, Gas and Consumable Fuels — 10.2%
BP Capital Markets America, Inc., 4.70%, 4/10/29		100,000	101,044
Chevron USA, Inc., 4.69%, 4/15/30		100,000	101,265
ConocoPhillips Co., 5.00%, 1/15/35		100,000	97,716
Enbridge, Inc., 5.30%, 4/5/29		100,000	102,239
Energy Transfer LP, 5.25%, 4/15/29		100,000	101,556
Exxon Mobil Corp., 2.61%, 10/15/30		150,000	137,582
Inter Pipeline Ltd./AB, 5.76%, 2/17/28	CAD	130,000	99,433
Kinder Morgan, Inc., 5.40%, 2/1/34		100,000	99,648
TotalEnergies Capital International SA, 0.75%, 7/12/28	EUR	100,000	108,295
Williams Cos., Inc., 2.60%, 3/15/31		100,000	88,524
			1,037,302
Pharmaceuticals — 3.0%
Bayer AG, 4.625%, 5/26/33	EUR	75,000	90,212
GlaxoSmithKline Capital, Inc., 3.875%, 5/15/28		100,000	99,208
Novo Nordisk Finance Netherlands BV, 3.375%, 5/21/34	EUR	100,000	115,003
			304,423
Software — 1.5%
Microsoft Corp., 3.30%, 2/6/27		150,000	148,274
Specialized REITs — 4.0%
American Tower Corp., 3.80%, 8/15/29		100,000	96,547
Equinix, Inc., 3.20%, 11/18/29		110,000	103,639
VICI Properties LP, 5.125%, 5/15/32		100,000	98,060
Weyerhaeuser Co., 7.375%, 3/15/32		100,000	112,142
			410,388
Specialty Retail — 1.0%
AutoZone, Inc., 4.00%, 4/15/30		100,000	97,065
Technology Hardware, Storage and Peripherals — 3.4%
Apple, Inc., 3.35%, 2/9/27		150,000	148,316
Dell International LLC/EMC Corp., 6.02%, 6/15/26		100,000	100,944
Hewlett Packard Enterprise Co., 4.55%, 10/15/29		100,000	99,189
			348,449
Textiles, Apparel and Luxury Goods — 1.0%
NIKE, Inc., 2.85%, 3/27/30		110,000	102,844
Trading Companies and Distributors — 1.0%
Air Lease Corp., 5.40%, 6/1/28 (Acquired 4/28/25, Cost $98,305)(2)	CAD	130,000	99,148
Water Utilities — 1.0%
American Water Capital Corp., 4.45%, 6/1/32		100,000	97,305
TOTAL CORPORATE BONDS (Cost $9,416,368)			9,483,079
SHORT-TERM INVESTMENTS — 5.4%
Money Market Funds — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class		43,464	43,464
Treasury Bills(3) — 4.9%
U.S. Treasury Bills, 4.32%, 6/24/25(4)		500,000	498,707
TOTAL SHORT-TERM INVESTMENTS (Cost $542,122)			542,171
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $9,958,490)			10,025,250
OTHER ASSETS AND LIABILITIES — 1.1%			112,703
TOTAL NET ASSETS — 100.0%			$10,137,953

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	75,819	CAD	104,172	Bank of America N.A.	7/31/25	$(314)
USD	297,498	CAD	410,000	Bank of America N.A.	7/31/25	(2,145)
USD	119,720	CAD	165,000	Bank of America N.A.	7/31/25	(868)
USD	101,535	EUR	88,205	Bank of America N.A.	7/31/25	1,002
USD	96,344	EUR	84,528	Bank of America N.A.	7/31/25	2
USD	570,992	EUR	498,962	Bank of America N.A.	7/31/25	2,291
USD	952,141	EUR	832,839	Bank of America N.A.	7/31/25	2,898
USD	568,087	EUR	495,000	Bank of America N.A.	7/31/25	3,902
USD	105,622	GBP	79,528	Bank of America N.A.	7/31/25	(1,557)
USD	73,690	GBP	55,000	Bank of America N.A.	7/31/25	(433)
						$4,778

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS§
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 44	Sell	5.00%	6/20/30	$500,000	$21,073	$14,790	$35,863
§Credit default swap agreements enable the fund to buy/sell protection against a credit event of a specific issuer or index. As a seller of credit protection against a security or basket of securities, the fund receives an upfront and/or periodic payment to compensate against potential default events. The fund may attempt to enhance returns by selling protection.
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
CDX	–	Credit Derivatives Indexes
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $202,754, which represented 2.0% of total net assets.
(2)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $99,148, which represented 1.0% of total net assets.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $270,208.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$9,483,079	—
Short-Term Investments	$43,464	498,707	—
	$43,464	$9,981,786	—
Other Financial Instruments
Swap Agreements	—	$35,863	—
Forward Foreign Currency Exchange Contracts	—	10,095	—
	—	$45,958	—
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,317	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.